FIRST AMERICAN INVESTMENT FUNDS, INC.

                                   BOND FUNDS
                              HIGH YIELD BOND FUND

                         CLASS A SHARES -- NAV PROMOTION

                       SUPPLEMENT DATED OCTOBER 1, 2001
                    TO PROSPECTUS DATED SEPTEMBER 24, 2001


THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED SEPTEMBER 24, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-677-FUND.

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Effective October 1, 2001, First American Investment Funds, Inc. will offer
Class A shares of the High Yield Bond Fund at net asset value (without a front-end sales charge). Under this promotion, the fund's distributor will continue to receive 12b-1 shareholder servicing fees out of the fund's assets and to pay these fees (equal to 0.25% of the fund's average daily net assets annually) to its retail distribution channels. Additionally, the fund's distributor will pay compensation equal to 2.00% of the purchase price of all new shares purchased. A portion of this compensation will be passed along to investment professionals.

This promotion is expected to continue for the first $25 million in sales. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call investor services at 1-800-677-FUND.

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FIRST AMERICAN FUNDS

INVESTOR SERVICES
800-677-FUND






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      NOT FDIC INSURED          NO BANK GUARANTEE           MAY LOSE VALUE
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FAIF